SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549


                            FORM 8-K


                     Current Report Pursuant
                  to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



 Date of report (Date of earliest event reported)   September 1, 1995

                              DeSoto, Inc.
     (Exact Name of Registrant as Specified in Its Charter)

                                Delaware
         (State or Other Jurisdiction of Incorporation)

       1-1915                           36-1899490
(Commission File Number)   (I.R.S. Employer Identification Number)

16750 South Vincennes Road, South Holland, Illinois      60473
    (Address of Principal Executive Offices)           (Zip Code)

                         708-331-8800
      (Registrant's Telephone Number, Including Area Code)



































Item 5.  Other Events

     On September 1, 1995, DeSoto, Inc. announced the appointment of Anne E. Eisele as President of the Company replacing John
     R. Phillips who resigned as President and Chief Executive Officer, and as a Director, of the Company. The press release is attached hereto as Exhibit 99.



























































                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              DeSoto, Inc.
                                             (Registrant)



                              Anne E. Eisele
                              Anne E. Eisele
                              President and Chief Financial Officer


     September 12, 1995
          (Date)














































                          Exhibit Index



99 - Press release issued on September 1, 1995 (incorporated by reference to Form SE dated September 12, 1995*)





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* SEC File No. 1-1915